UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Exchange Act Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Exchange Act Rule 14a-12

COUNTRY Mutual Funds Trust
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
[ ]	Fee paid with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

COUNTRY Mutual Funds Trust

COUNTRY Growth Fund
COUNTRY Bond Fund
COUNTRY VP Growth Fund
COUNTRY VP Bond Fund
(each, a “Fund” and collectively, the “Funds”)

1705 Towanda Avenue
Bloomington, Illinois 61701

1 (800) 245-2100

December 1, 2009

Dear Shareholder:

Your Board of Trustees (the “Board”) has called a Special Meeting of Shareholders  of the Funds (“Special Meeting”), which is scheduled for 8:30 a.m., Central time, on January 18, 2010 at Earl Smith Hall, the Illinois Agricultural Association building, 1701 Towanda Avenue, Bloomington, Illinois 61701.

The purpose of the Special Meeting is to ask shareholders to consider the following proposal: (1) to elect the following eight nominees as the Board for the COUNTRY Mutual Funds Trust, a Delaware business trust of which each Fund is a series: Philip T. Nelson, William G. Beeler, Charlot R. Cole, Roger D. Grace, William Olthoff, Carson H. Varner, Jr., Robert W. Weldon and Darrel L. Oehler; and (2) to transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposal is contained in the enclosed materials.  Your vote is important to us regardless of the number of shares you own.  Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly.  It is important that your vote be received no later than the time of the Special Meeting on January 18, 2010.  You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.  If you have any questions before you vote, please contact the Trust by calling toll-free 1 (800) 245-2100.  We will get you the answers that you need promptly.

In addition to voting by mail you may also vote by telephone or via the Internet as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.
(2) Call the 1-888 number that appears on your proxy card.	(2) Go to the website on your proxy card.
(3) Enter the control number set forth on the proxy card and follow the instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet by using the control number that appears on your enclosed proxy card.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

NOTE: You may receive more than one proxy package if you hold shares in more than one account.  You must return separate proxy cards for separate holdings.  We have provided pre-addressed return envelopes for each, which require no postage if mailed in the United States.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

President
COUNTRY Mutual Funds Trust

COUNTRY Mutual Funds Trust

COUNTRY Growth Fund
COUNTRY Bond Fund
COUNTRY VP Growth Fund
COUNTRY VP Bond Fund

1705 Towanda Avenue
Bloomington, Illinois 61701

1 (800) 245-2100

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 18, 2009

To the Shareholders:

The COUNTRY Mutual Funds Trust (the “Trust”), on behalf of each of its separate series named above (each a “Fund” and collectively, the “Funds”), will hold a special meeting of its shareholders (the “Special Meeting”) at 8:30 a.m., Central time, on January 18, 2010 at Earl Smith Hall, the Illinois Agricultural Association building, 1701 Towanda Avenue, Bloomington, Illinois 61701, for the following purposes:

1.	To elect the Board of Trustees of the Trust; and
2.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund listed above at the close of business on November 17, 2009 (the “Record Date”).

Whether or not you plan to attend the Special Meeting in person, please vote your shares.  In addition to voting by mail, you may also vote by either telephone or via the Internet, as provided on your proxy card.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE
ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Your vote is very important to us. If you have any questions, please contact the Trust for additional information by calling toll-free 1 (800) 245-2100.

 By Order of the Board of Trustees,

General Counsel and Secretary
COUNTRY Mutual Funds Trust

December 1, 2009

COUNTRY Mutual Funds Trust

COUNTRY Growth Fund
COUNTRY Bond Fund
COUNTRY VP Growth Fund
COUNTRY VP Bond Fund

1705 Towanda Avenue
Bloomington, Illinois 61701

1 (800) 245-2100

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 18, 2010

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (the “BOARD”) OF COUNTRY MUTUAL FUNDS TRUST (the “Trust”), on behalf of each of its series named above (each, a “Fund” and collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held at 8:30 a.m., Central time, on January 18, 2010 at Earl Smith Hall, the Illinois Agricultural Association building, 1701 Towanda Avenue, Bloomington, Illinois 61701, for the purpose set forth below, as described in greater detail in this Proxy Statement.  The meeting and any adjournment(s) or postponement(s) thereof are referred to in this Proxy Statement as the “Special Meeting.”

Proposal	Funds Affected
Election of Board of Trustees of the Trust	All Funds

You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) if you owned shares of any Fund at the close of business on November 17, 2009 (“Record Date”).  The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about December 1, 2009.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting.  Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions of the shareholders.  If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal.  To revoke a proxy, the shareholder giving such proxy must either: (1) submit to the Trust a subsequently dated Proxy Card; (2) deliver to the Trust a written notice of revocation; or (3) vote in person at the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of thirty three and one-third percent (33 ⅓%) of the total shares of beneficial ownership of the Trust outstanding on the Record Date will constitute a quorum at the Special Meeting for purposes of the proposal.

If a shareholder wishes to participate in the Special Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Special Meeting in person.

The most recent Annual and Semi-Annual Reports of the Funds have been previously mailed to shareholders.  If you would like to receive additional copies of this shareholder report free of charge, or copies of any subsequent shareholder report, please contact the Trust by writing to the address set forth on the first page of this Proxy Statement or by calling 1 (800) 245-2100.  Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1—ALL FUNDS
ELECTION OF TRUSTEES

What are shareholders being asked to approve?

The purpose of this proposal is to elect the Board of Trustees (the “Board”).  It is intended that the enclosed Proxy Card will be voted for the election as Trustees of the Trust of the eight (8) nominees listed below (each a “Nominee” and collectively, the “Nominees”).  The seven (7) Nominees whose names are preceded by an asterisk (*) are currently Trustees of the Trust, and each such incumbent Trustee has served in that capacity since originally elected or appointed.

Why are shareholders being asked to approve this proposal?

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that at least two-thirds of the Trust’s Trustees have been elected by the Trust’s shareholders before the Board may fill a vacancy.  Because Nancy J. Erickson has resigned from her position as Trustee effective June 30, 2009, the Trust needs new elections in order to have a sufficient number of Trustees that have been elected by the Trust’s shareholders.  In addition, by electing Trustees now, the Trust’s Board will be able to add new members for a longer period without the expense of conducting additional shareholder meetings.

Who are the Nominees to the Board?

Information about the Nominees, including their addresses, dates of birth, principal occupations during the past five years and other current directorships of publicly traded companies or funds is set forth in the table below.  Each Nominee has agreed to serve on the Board if elected by shareholders.  It is not expected that any of the nominees will decline or become unavailable for election, but, if this happens, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.  A Nominee is deemed to be “independent” to the extent the Trustee is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (an “Independent Trustee”).  All Nominees whose names are followed by an asterisk (*) are currently Trustees of the Trust, and each such incumbent Trustee has served in that capacity since originally elected or appointed.  The non-incumbent Nominee was recommended to the Nominating and Conflicts Committee of the Board by the Independent Trustees of the Trust.

Name, Address,(1) and Date of Birth	Position(s) with the Trust, Term of Office,(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee(3)	Other Directorships Held by Nominee
Independent Nominees
William G. Beeler* (2/26/39)	Trustee, 2005-Present	Farmer; Chairman, Environment Committee to Study McLean County into the 21st Century; Past Chairman, McLean County Cooperative Extension Council; Past Member, McLean County Zoning Board of Appeals; McLean County Regional Planning Commission; Past Chairman, McLean County Livestock Association.	4	None.
Charlot R. Cole* (6/12/41)	Trustee, 1996-Present	Farmer; Property Developer, 1979 to date; Member Macoupin-Greene County Cooperation Extension Council (formerly Macoupin County Cooperative Extension Council), 1992 to date and President, 1995 to date; Secretary/Treasurer, Cole Farms, Inc., 1980 to date.	4	None.
Roger D. Grace* (3/20/47)	Trustee, 2001-Present	Farmer; Director, Illini FS, Inc., 1990 to date; Secretary, Illini FS, Inc., 1997 to date.	4	None.
Carson H. Varner, Jr.* (5/18/45)	Trustee, 2007-Present	Farm Manager, Varner Farms, 1980 to date; Professor of Business Law, College of Business, Illinois State University, 1975 to date; attorney-at-law..	4	None.
Robert W. Weldon* (1/30/34)	Trustee, 2003-Present; Chairman of the Board, 2006-Present	Retired; Vice President and Trustee: Town of Normal Police Pension Fund Board, 2004 to date.	4	None.
Darrel L. Oehler (4/26/47)	Nominee	Retired; Partner- Striegel, Knobloch & Co. LLC. (accounting firm), Trustee Bloomington Township Water District, 2000-2008; Treasurer, McLean County Public Building Commission, 2004-2008.	None.	None.
Interested Nominees(4)
Philip T. Nelson* (6/12/57)	Trustee and President, 2003-Present	Farmer; Director: IAA and Affiliated Companies, 1999 to date; President: Illinois Agricultural Association and Affiliated Companies,(5) 2003 to date; Director: COUNTRY Trust Bank, 2000 to date; President and Chairman of the Board: COUNTRY Trust Bank, 2003 to date; Director: American Farm Bureau Federation and certain of its Affiliated Companies, 2004 to date; Chairman: COUNTRY Capital Management Company, 2003 to date; Director: COUNTRY Capital Management Company, 1999 to date.	4	None.
William H. Olthoff* (7/11/43)	Trustee, 2007-Present	Farmer; Director: Illinois Agricultural Association and Affiliated Companies,(5) 2000 to date; Director: COUNTRY Trust Bank, 2003 to date.	4	None.
*	This nominee is currently a Trustee of the Trust.

(1)	The business address for each Nominee is in care of the COUNTRY Mutual Funds, 1705 Towanda Avenue, Bloomington, Illinois 61701.
(2)	Each Trustee serves for an indefinite term.
(3)	“Fund Complex” comprises the 4 series of the Trust.
(4)
Each of the interested Trustees either serves or served within the past two (2) years as a Director of the Illinois Agricultural Association (“IAA”), Illinois Agricultural Holding Co. (“IAHC”), COUNTRY Life Insurance Company (“CLIC”), COUNTRY Mutual Insurance Company (“CMIC”), and COUNTRY Trust Bank (“CTB”).  IAA owns 98.8% of the outstanding voting securities of IAHC.  IAHC owns 99.9% of the outstanding voting securities of CLIC.  CLIC owns 100% the outstanding voting securities of CTB.  CLIC owns 100% of the outstanding voting securities of COUNTRY Capital Management Company (“CCMC”).

(5)
“Affiliated Companies” of IAA include, without limitation, members of the COUNTRY Financial Group, including COUNTRY Trust Bank and COUNTRY Capital Management Company, Illinois Agricultural Holding Co., AgriVisor Services, Inc., Illinois Agricultural Service Company, IAA Foundation and other affiliated entities.

The Trust’s Declaration of Trust does not provide for the annual election of Trustees.  However, in accordance with the 1940 Act: (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders; and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

Trust Officers

Officers of the Trust are appointed by the Board of Trustees to oversee the day-to-day activities of each series of the Trust.  Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth in Exhibit A.

Share Ownership

As of the Record Date, each of the Nominees and executive officers of the Trust beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each class of each Fund of the Trust.  Since July 1, 2008, none of the Nominees engaged in any purchases or sales of securities of COUNTRY Trust Bank or its parent or any of their subsidiaries.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund of the Trust solicited by this Proxy Statement and of all Funds in the Fund complex as of June 30, 2009 (for the incumbent Nominees) and as of  September 17, 2009 (for the non-incumbent Nominee).  The information as to beneficial ownership is based on statements furnished by each Nominee.

Nominee	Dollar Range of Equity Securities of The Funds Owned	Aggregate Dollar Range of Equity Securities Ownership of All Funds Overseen by Nominee in Family of Investment Companies
Independent Trustees
William G. Beeler	Growth: $1-$10,000 Bond: $0 VP Growth: $0 VP Bond: $0	$1-$10,000
Charlot R. Cole	Growth: $10,0001-$50,000 Bond: $1-$10,000 VP Growth: $0 VP Bond: $0	$10,001-$50,000
Roger D. Grace	Growth: $10,001-$50,000 Bond: $0 VP Growth: $0 VP Bond: $0	$10,001-$50,000

Carson H. Varner, Jr.	Growth: $0 Bond: $0 VP Growth: $0 VP Bond: $0	$0
Robert W. Weldon	Growth: $10,001-$50,000 Bond: $0 VP Growth: $0 VP Bond: $0	$10,001-$50,000
Darrel Oehler	Growth: $0 Bond: $0 VP Growth: $0 VP Bond: $0	$0
Interested Trustees
Philip T. Nelson	Growth: $50,001-$100,000 Bond: $0 VP Growth: $0 VP Bond: $0	$50,001-$100,000
William H. Olthoff	Growth: $1-$10,000 Bond: $0 VP Growth: $0 VP Bond: $0	$1-$10,000

It is expected that the Board of Trustees of the Trust, which is currently composed of two non-Independent Trustees and five Independent Trustees, will meet at least quarterly at regularly scheduled meetings.  During the most recent fiscal year ended June 30, 2009, the Board met four (4) times.  All incumbent Trustees attended 100% of the meetings of the Board held during the most recent fiscal year, including the meetings of the Board’s standing Committees on which such Trustee was a member except for Mr. Grace.

The Trust does not hold regular annual meetings of shareholders; and, therefore, the Board does not have a policy with regard to Trustee attendance at such meetings.

Compensation

The Trust pays each Independent Trustee a trustee’s fee of $1,500 per calendar quarter, reimbursement for travel expenses incurred in connection with attending meetings of the Board and additional compensation for engaging in special work authorized by the President of the Funds and the Board.

The table below sets forth the total compensation paid to the Trustees from the Fund Complex for the fiscal year ended June 30, 2009.  Officers of the Fund Complex are not paid directly by the Fund Complex.

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex(1)
William G. Beeler, Trustee	$6,000	None	None	$6,000
Charlot R. Cole, Trustee	$6,000	None	None	$6,000
Roger D. Grace, Trustee	$6,000	None	None	$6,000
Carson H. Varner, Jr., Trustee	$6,000	None	None	$6,000
Robert W. Weldon, Trustee	$6,000	None	None	$6,000

(1)	“Fund Complex” comprises the 4 series of the Trust.

Standing Committees

The Board of the Trust currently has four standing committees: an Executive Committee, a Nominating and Conflicts Committee, an Audit Committee and a Qualified Legal Compliance Committee.

Executive Committee

The members of the Executive Committee are Charlot R. Cole, Philip T. Nelson, and Robert W. Weldon.  Under the Bylaws of the Funds, the Executive Committee is empowered to exercise any and all of the powers of the Board in the management of the business and affairs of the Funds.  The Executive Committee did not hold any meetings during the fiscal year ended June 30, 2009.

Nominating and Conflicts Committee

The members of the Nominating and Conflicts Committee are the following Independent Trustees: William G. Beeler, Charlot R. Cole, Roger D. Grace, Carson H. Varner, Jr. and Robert W. Weldon.  The function of the Nominating and Conflicts Committee is to nominate for election (or appointment) Independent Trustees of the Funds and to monitor the Funds for conflicts.  The Nominating and Conflicts Committee met three (3) times during the fiscal year ended June 30, 2009.

The Committee will consider shareholder nominations.  Submissions for recommended candidates from shareholders should be submitted in writing to COUNTRY Mutual Funds Trust, Office of the General Counsel, Secretary, 1701 Towanda Avenue, P.O. Box 2901, Bloomington, IL 61701.  Submissions must include the proposed nominee’s name, age, business, and resident addresses and principal occupation and the number of shares of the Trust owned.  The submission shall also include any material deemed relevant for the review of the proposed nominee along with a signed consent of the proposed nominee verifying his or her willingness to serve as a Trustee if elected.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the Trust not later than 100 days prior to the shareholder meeting at which such nominee would be voted on.  The charter of the Nominating and Conflicts Committee is set forth at Exhibit B.

Audit Committee

The Audit Committee is currently comprised of the following Independent Trustees: William G. Beeler, Charlot R. Cole, Roger D. Grace, Carson H. Varner, Jr. and Robert W. Weldon.  Robert W. Weldon is an independent “audit committee financial expert” as defined in Item 407 of Regulation S-K.  The functions of the Audit Committee include recommending the independent registered public accounting firm to the Board, monitoring the performance of the independent registered public accounting firm, reviewing the results of audits and responding to certain other matters deemed appropriate by the Board.  The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Trust, including services provided to any affiliate of the Trust.  The Audit Committee met five (5) times during the fiscal year ended June 30, 2009.

Qualified Legal Compliance Committee

The members of the Qualified Legal Compliance Committee (“QLCC”) are: William G. Beeler, Charlot R. Cole, Roger D. Grace, Carson H. Varner, Jr. and Robert W. Weldon.  The QLCC is responsible for compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by the issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the issuer attorneys).  An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).  The QLCC did not hold any meetings during the fiscal year ended June 30, 2009.

Shareholder Approval

Election of the Nominees for Trustees of the Trust must be approved by a plurality of the votes (as measured by dollar value) cast in person or by proxy at the Special Meeting at which a quorum exists.  The presence in person or by proxy of the holders of record of thirty three and one-third percent (33 ⅓%) of the total shares of beneficial ownership of the Trust outstanding on the Record Date will constitute a quorum at the Special Meeting.  The votes of each Fund’s shareholders will be counted together with respect to the election of the Nominees.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE
NOMINEES TO THE BOARD OF TRUSTEES OF THE TRUST.

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the service providers of the Trust.

Investment Adviser

COUNTRY Fund Management (the “Investment Adviser”), a federally registered investment adviser,  is a department of COUNTRY Trust Bank, 1705 Towanda Avenue, Bloomington, IL 61701, and serves as investment adviser to the Funds of the Trust.  Subject to the general supervision of the Board and in accordance with the investment objectives, policies, and restrictions of the Fund, the Investment Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Advisory Agreement.

Distributor

The exclusive distributor of the COUNTRY Growth and COUNTRY Bond Funds’ shares is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202.  The exclusive distributor of the COUNTRY VP Bond and COUNTRY VP Growth Funds’ shares is COUNTRY Capital Management Company, 1705 Towanda Avenue., Bloomington, Illinois 61701.

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202 provides administrative and transfer agency services for the Funds.

Custodian

COUNTRY Trust Bank, 1705 Towanda Avenue, P.O. Box 2020, Bloomington, Illinois, 61701, serves as custodian for the Funds.

Independent Auditors

Ernst & Young LLP (“E&Y”), 875 E. Wisconsin Avenue, Milwaukee, WI 53202, serves as the independent registered public accounting firm for the Funds.  E&Y, in accordance with Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526 (“PCAOB 3526”), has confirmed to the Audit Committee that it is an independent auditor with respect to the Funds.  The Board had selected E&Y as the independent registered public accounting firm for the fiscal year ending June 30, 2010 (for the COUNTRY Growth and COUNTRY Bond Funds) and December 31, 2009 (for the COUNTRY VP Growth and COUNTRY VP Bond Funds).  Representatives of E&Y are not expected to be present at the Special Meeting.

Certain information concerning the fees and services provided by E&Y to the Funds and to COUNTRY Trust Bank and its affiliates for the most recent fiscal year of the Funds is provided below.  For purposes of the following information, COUNTRY Trust Bank, and any entity controlling, controlled by or under common control with COUNTRY Trust Bank that provides ongoing services to the Funds are referred to as “Service Affiliates.”

(1)           Audit Fees.  The aggregate fees billed for each of the last two fiscal years of the Trust (the “Reporting Periods”) for professional services rendered by E&Y for the audit of the Trust’s annual financial statements, or services that are normally provided by E&Y in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

Fiscal Year Ended	Audit Fees
6/30/08	$43,000
6/30/09	$44,200

(2)           Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by E&Y to any Service Affiliates that were reasonably related to the performance of the annual audit of the Service Affiliates during the Reporting Periods were as follows.

Fiscal Year Ended	Audit-Related Fees
6/30/08	$8,500
6/30/09	$14,200

(3)           Tax Fees.  The aggregate fees billed to each Trust in the Reporting Periods for professional services rendered by E&Y for tax compliance, tax advice and tax planning (“Tax Services”) during the Reporting Periods were as follows:

Fiscal Year Ended	Tax Fees
6/30/08	$9,500
6/30/09	$9,800

(4)           All Other Fees.  There were no other fees billed in the Reporting Periods for products and services provided by E&Y to the Funds, or services provided to Service Affiliates other than the services reported above.

The aggregate non-audit fees billed by E&Y for services rendered to each of the Funds and to the Service Affiliates for the last two calendar year ends were  $31,700 in 2007 and $34,000 in 2008, respectively.

OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting.  If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Trust does not hold annual shareholder meetings.  Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 1705 Towanda Avenue, Bloomington, Illinois 61701, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting.  This Proxy Statement, along with a Notice of the Special Meeting and Proxy Card, is first being mailed to shareholders of the Trust on or about December 1, 2009.  Only shareholders of record as of the close of business on the Record Date, November 17, 2009, will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.  If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.  Unmarked but properly executed Proxy Cards will be voted FOR the proposal.  A proxy may be revoked at any time before or at the Special Meeting by written notice to the Secretary of the relevant Trust at the address on the cover of the Proxy Statement or by attending and voting at the Special Meeting.  Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR the election of the eight (8) Nominees as Trustees.

Quorum and Voting Requirement

Thirty three and one-third percent (33 ⅓%) of the total shares of beneficial ownership of the Trust outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the proposal to elect the Nominees for the Board of the Trust.  If all of the Nominees for election as Trustees are not elected, the Trustees will consider what other actions to take in the best interest of the Funds.

Adjournments

In the event that sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Trust present in person or by proxy and entitled to vote at the Special Meeting.

PassThrough Voting

COUNTRY Investors Life Assurance Company, as the holder of record shares of both COUNTRY VP Bond Fund and COUNTRY VP Growth Fund is required to “pass through” to its policy and contract owners the right to vote shares of the Portfolios.  The Trust expects that COUNTRY Investors Life Assurance Company will vote 100% of the Shares of the COUNTRY VP Bond Fund and COUNTRY VP Growth Fund held by its respective separate accounts.  COUNTRY Investors Life Assurance Company will vote shares of COUNTRY VP Bond Fund and COUNTRY VP Growth Fund for which no instructions have been received or for which it is not otherwise entitled to vote in its discretion in the same proportion as it votes shares for which it has received instructions or is otherwise entitled to vote.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted.  As a result, such abstentions will have the effect of a vote AGAINST the proposal.

PROXY SOLICITATION

Proxies are solicited by mail.  Additional solicitations may be made by telephone, fax, or personal contact by officers or employees of the Adviser and its affiliates.  The cost of solicitation will be borne by the Funds and are estimated to be $15,500.00.

SHARE INFORMATION

For each class of each Fund’s shares entitled to vote at the Special Meeting, the number of shares outstanding as of the Record Date is as follows:

Fund	Shares Outstanding
COUNTRY Growth Fund Class A Class Y	803,790.202 8,953,027.244
COUNTRY Bond Fund Class A Class Y	646,028.738 16,120,228.049
COUNTRY VP Growth Fund	1,112,615.069
COUNTRY VP Bond Fund	1,919,203.232

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit D.

Exhibit A

Current Executive Officers of the Trust

Name, Address(1), and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Richard L. Guebert, Jr. (8/9/51 )	Vice President	2004-Present	Farmer; Director and Vice President: Illinois Agricultural Association and Affiliated Companies:(2) 2003 to date; Vice President and Director: COUNTRY Trust Bank(3), 2003 to date; President.
John D. Blackburn (4/24/48)	Vice President	2001-Present	Chief Executive Officer: COUNTRY Financial,(4) 2001 to date.
Robert W. Rush, Jr. (9/3/45)	Vice President	1999-Present	Senior Vice President & Trust Officer: COUNTRY Trust Bank(3), 1999 to date.
Bruce D. Finks (1/31/53)	Vice President	1996-Present	Vice President - Investments: COUNTRY Trust Bank(3), 2000 to date.
Phillip T. Nelson (6/12/57)	President	2003-Present
Farmer; Director: IAA and Affiliated Companies, 1999 to date; President:  Illinois Agricultural Association and Affiliated Companies,(2) 2003 to date; Director: COUNTRY Trust Bank,(3) 2000 to date; President and Chairman of the Board: COUNTRY Trust Bank, 2003 to date; Director: American Farm Bureau Federation and certain of its Affiliated Companies, 2004 to date; Chairman: COUNTRY Capital Management Company, 2003 to date; Director: COUNTRY Capital Management Company, 1999 to date.

Peter J. Borowski (5/10/50)	Controller	2005-Present	Vice President and Controller, COUNTRY Trust Bank,(3) 2005 to date; Vice President and Corporate Controller, COUNTRY Financial,(2) 2003 to date.
Barbara L. Mosson (4/30/52)	Chief Compliance Officer, Anti-Money Laundering Compliance Officer	2004-Present	Chief Compliance Officer, COUNTRY Trust Bank,(3) 2000 to date; Compliance Officer.
James M. Jacobs (6/19/66)	General Counsel and Secretary	2008-Present
General Counsel and Secretary: Illinois Agricultural Association and Affiliated Companies, 2008 to date; Various Attorney Positions: Illinois Agricultural Association and Affiliated Companies, 2005 to 2008; General Counsel and Secretary: COUNTRY Trust Bank,(3) 2008 to date; Director: Murphy, Rogers, Sloss and Gambel, 1999-2005.

Derek Vogler (10/5/71)	Vice President	2006-Present	Vice President; Investments and Trust Officer, COUNTRY Trust Bank,(3) 2005 to date.
Erik M. Gravelle (12/23/75)	Vice President	2008-Present	Director, Business Retirement Services; COUNTRY Trust Bank(3), 2008 to date; Product Development Actuary; COUNTRY Life Insurance Company, 1999 to 2008.

Alan K. Dodds (12/11/61)	Treasurer	2009-Present
Vice President Finance and Treasurer since April 2009 (COUNTRY Trust Bank(3)); Vice President, Finance and Treasurer, Illinois Agricultural Association and Affiliated Companies, since March 2009; Finance Director, Flex-N-Gate, 2001 to March 2009.

(1)The business address for each the Fund’s officers is in care of the COUNTRY Mutual Funds, 1705 Towanda Avenue, Bloomington, IL 61701.

(2)“Affiliated Companies” of IAA include, without limitation, members of the COUNTRY Financial Group, including COUNTRY Trust Bank and COUNTRY Capital Management Company, Illinois Agricultural Holding Co., AgriVisor Services, Inc., Illinois Agricultural Service Company , IAA Foundation and other affiliated entities.

(3)COUNTRY Trust Bank was formed on May 1, 2000 and is the successor to IAA Trust Company, an Illinois corporation with trust powers which was reorganized into a federal thrift.

(4)COUNTRY Financial is a group of insurance and financial services companies which includes: COUNTRY Mutual Insurance Company, COUNTRY Preferred Insurance Company, COUNTRY Casualty Insurance Company, COUNTRY Life Insurance Company, COUNTRY Investors Life Assurance Company, COUNTRY Capital Management Company, COUNTRY Trust Bank, CC Services, Inc. and other Affiliated Companies.

A-2

Exhibit B

COUNTRY Mutual Funds Trust

COUNTRY Growth Fund
COUNTRY Bond Fund
COUNTRY VP Growth Fund
COUNTRY VP Bond Fund

Nominating and Conflicts Committee Procedures

COUNTRY MUTUAL FUNDS TRUST
NOMINATING AND CONFLICTS COMMITTEE CHARTER

I.	Nominating and Conflicts Committee Membership

The Nominating and Conflicts Committee (“Committee”) of the Board of Trustees of COUNTRY Mutual Funds Trust (“Trust”) shall consist of all of the trustees of the Trust who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”).

The Committee shall monitor and implement the Nominating and Conflicts Committee Procedures as adopted by the Board of Trustees and shall act in accordance with the procedures.

II.	Board Nominations, Composition and Compensation Functions

A.
The Management of the Trust, although not members of the Committee, will nonetheless be expected to have a role in recommending candidates to, and recruiting them for, the Board of Trustees of the Trust (“Board”).

B.
The Committee shall make nominations for Independent Trustee membership on the Board.  The Committee shall evaluate candidates’ qualifications for Board membership, and their independence from the Trust’s investment manager and other principal service providers.  Persons selected must not be “interested persons” of the Trust as that term is defined in the 1940 Act.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g. business, financial or family relationships with the investment manager or its affiliates).  In determining nominees’ qualifications for Board membership, the Committee may consider any other factors as it may determine to be relevant to fulfilling the role of being a member of the Board, including the criteria as set forth in Appendix A.

C.
The Committee will have sole authority to retain and terminate any search firm used to identify Independent Trustee candidates, including sole authority to approve such firm’s fees and other retention terms.

D.
The Committee will consider Independent Trustee candidate recommendations from any reasonable source including, but not limited to, Trust shareholders.  Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Nominating and Conflicts Committee Procedures.

III.	Conflicts Functions

A.
The Committee will monitor the Trust for the existence of: (i) any “material irreconcilable conflict” among the interests of variable annuity and variable life insurance contracts (“Variable Contracts”), owners or holders of interests in Variable Contracts (“Contract Owners”) issued through life insurance company (“Insurance Company”) separate accounts (“Separate Accounts”) investing in a variable series of the Trust (“Fund”) and tax qualified pension and retirement plans outside the separate account context (“Qualified Plans”) investing in any variable portfolio of the Trust; and (ii) any material conflicts among the interests of shareholders of each class of shares into which any Fund may be subdivided, if any.

B.
The Committee shall appoint a person or persons (who may be an officer of the Trust or any other appropriate person) (“Monitor”) to review:  (i) all of the reports made by each Insurance Company and Qualified Plan (collectively, “Trust Participants”) to the Trust and (ii) other information received from any Trust Participant with respect to any event that may result in a material irreconcilable conflict (“Precipitating Event”).

C.	The Committee shall review annual and interim reports from the Monitor relating to any Precipitating Event.

D.	If the Committee is apprised of any Precipitating Event, the Committee shall determine whether a material irreconcilable conflict exists among Trust Participants.

E.
If the Committee determines that a material irreconcilable conflict exists, the Committee shall formulate a proposed remedy to the conflict, for the approval of the full Board and the approval of a majority of the Independent Trustees.

IV.	Other Powers and Responsibilities

A.	The Committee shall meet periodically prior to or after the meeting of the full Board, and is empowered to hold special meetings as circumstances require.

B.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize counsel and to retain experts at the expense of the Trust or appropriate Fund.

C.	The Committee shall review this Charter and the corresponding Procedures as it deems necessary and appropriate and recommend any changes to the full Board.

APPENDIX A
COUNTRY MUTUAL FUNDS TRUST
NOMINATING AND CONFLICTS COMMITTEE PROCEDURES

I.	Nominating Procedures

The Nominating and Conflicts Committee shall evaluate candidates’ qualifications for membership to the Board of Trustees (“Board”) of COUNTRY Mutual Funds Trust (“Trust”), and their independence from the Trust’s investment adviser and other principal service providers.  Persons selected must not be “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”).  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g. business, financial or family relationships with the investment manager or its affiliates; or the acceptance of any consulting, advisory, or other compensatory fee from the issuer).  In determining nominees’ qualifications for Board membership, the Committee may consider any other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

A.	Candidate Characteristics:

This Nominating and Conflicts Committee expects that Independent Trustee candidates will have the following characteristics:

1.           Personal integrity;

2.           The Candidate will not be an “interested person” of the Trust or its affiliates within the meaning of the Investment Company Act of 1940;

3.           The Candidate must be able to attend 75% of the meetings per year;

4.           The Candidate should have demonstrated sound business judgment gained through broad experience in positions where the candidate has dealt with management, technical, financial, or regulatory issues suitable for the size of the Trust and the complexity of the issues it faces;

5.           The Candidate should have demonstrated his or her ability to become a loyal and hard working member of the Board willing to dedicate the time necessary to be an effective Trustee;

6.           The Candidate should not have any material relationship that could impair his or her independence in accordance with the spirit of the Investment Company Act of 1940 and Sarbanes-Oxley Act of 2002; and

7.           Characteristics that Candidates may possess that make such candidates otherwise qualified and which add to the diversity and skill of the Board will also be taken into account.

The Nominating and Conflicts Committee may determine that a candidate who does not possess all the characteristics listed above may still be considered as a nominee if the Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

B.	Shareholder Nominated Independent Trustee Candidates

1.
The Committee shall consider Independent Trustee candidates recommended by the Trust’s shareholders.  Such candidates shall be subject to the same review and consideration applied to candidates presented to the Committee by other sources.  Such candidates must meet the qualifications as required by applicable federal law and regulations, the characteristics set forth above in Section I.A., and the following:

a.
The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

b.
Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

c.
Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

d.
The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

e.
The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

Submissions for recommended candidates from Trust’s shareholders shall be submitted in writing to: COUNTRY Mutual Funds Trust, Office of the General Counsel, Secretary, at the following address:  1701 Towanda Avenue P.O. Box 2901 Bloomington, Illinois 61702-2901.

2.
Submissions shall include the proposed nominee’s name, age, business, and resident addresses, and principal occupation, and the number of shares of the Trust owned.  The submission shall also include any material deemed relevant for the Committee’s review of the proposed nominee along with a signed consent by the proposed nominee verifying his or her willingness to serve as a Trustee if elected.

3.
The Committee grants the Secretary of the Trust the authority to pre-screen and review shareholder proposed nominations and shall only submit nominations which substantially meet the qualifications listed above.

II.           Conflict Procedures

The Trust has applied and received an order from the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act and rules thereunder, to the extent necessary to permit shares of the Trust and each of its variable series (“Funds”) and classes of shares, if any, to be sold to and held by life insurance company (“Insurance Company”) separate accounts (“Separate Accounts”) funding variable annuity and variable life insurance contracts (“Variable Contracts”), tax qualified pension and retirement plans outside the separate account context (“Qualified Plans”), and the Trust’s investment adviser and its affiliates (“Order”).

As a condition of the Order, the Board is required to monitor the Trust for the existence of any “material irreconcilable conflict” among the interests of owners or holders of interests in Variable Contracts (“Contract Owners”) issued through Separate Accounts investing in any Fund and Qualified Plans investing in any variable portfolio of the Trust.

A.	Events that May Cause a Material Irreconcilable Conflict

The following events (“Precipitating Events”) may result in a material irreconcilable conflict:

1.
An action by any state insurance regulatory authority or federal agency administering statutes, regulations or laws governing the operation of Qualified Plans investing in any variable portfolio of the Trust (collectively referred to as “Regulatory Authorities”) that differs from prior positions taken or conflicts with the other Regulatory Authorities;

2.
A change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, pension or securities regulatory authorities that may be viewed as a change in position;

3.	An administrative or judicial decision in any relevant proceeding;

4.	The manner in which the investments of any Fund are being managed; which may be considered to be in conflict with required investment guidelines of any Regulatory Authorities;

5.	A difference in voting instructions given by Contract Owners or by fiduciaries of Qualified Plans; or

6.	A decision by an Insurance Company to disregard the voting instructions of Contract Owners.

B.	Monitoring Procedures

Each Insurance Company and Qualified Plan (collectively, “Trust Participants”) investing in any variable Fund of the Trust has executed a form of participation agreement (“Participation Agreement”) with the Trust.  Pursuant to the Order, each Participation Agreement requires a Trust Participant to report to the Board any potential or existing material irreconcilable conflict.

In addition, the Order requires that the Board monitor for potential or existing material irreconcilable conflicts.  Each Participation Agreement requires the applicable Trust Participant to:

1.
submit to the Trust all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Variable Contracts or Qualified Plans or to any Separate Account if such document also relates to the Trust;

2.	report any potential or existing material irreconcilable conflict of which it is aware to the Board;

3.	provide the Board with all information reasonably necessary for the Board to consider any issues raised and, in this regard, the Trust Participant has the duty:

a.	to provide the Board with information that it determines is reasonably necessary for the Board to consider in its review of the potential or existing material irreconcilable conflict; and

b.	upon request of the Board, to provide any further information that the Board believes is necessary to consider in its review of the potential or existing material irreconcilable conflict; and

4.
report to the Board, on an annual basis, whether it is aware of any Precipitating Event.  If any Trust Participant is aware of any Precipitating Event, that Trust Participant must promptly notify the Trust of such Precipitating Event.

C.	Appointment of Monitor

The Board shall appoint a person or persons (who may be an officer of the Trust or any other appropriate person) “Monitor” to review: (i) all of the reports made by Trust Participants to the Trust and (ii) other information received from any Trust Participant with respect to any current or potential material irreconcilable conflicts arising out of any Precipitating Event.

D.	Assistance to the Monitor

The Board shall instruct the management of the Trust to assist the Monitor by requiring that the Trust, among other things, promptly forward to the Monitor copies of:

1.	all reports from any Trust Participant concerning any Precipitating Event of which it is aware; and

2.	all information received from such Trust Participant in connection with the Board’s consideration of the Precipitating Event.

E.	Further Information

In determining whether a Precipitating Event constitutes a current or potential conflict, and in determining whether a current or potential conflict constitutes a material irreconcilable conflict, the Monitor may as it deems appropriate request further information from Trust Participants, in addition to information already furnished by Trust Participants to the Trust, to assist the Monitor in assessing the nature of the conflict or potential conflict.

F.	Interim Reports to Board

In addition to all annual reports provided to the Board, as specified above, if the Monitor becomes aware of a Precipitating Event, the Monitor shall promptly furnish the Board with an interim report.  The form of interim report shall:

1.	identify the Precipitating Event;

2.	identify all information furnished to the Monitor by Trust Participants concerning such Precipitating Event;

3.	briefly summarize the Monitor’s analysis;

4.	present the Monitor’s conclusion as to whether the Precipitating Event constitutes a current or potential material irreconcilable conflict; and

5.	briefly explain the basis for the Monitor’s conclusion.

G.	Determination by the Board

In determining whether a current or potential material irreconcilable conflict exists, the Board may, in its sole discretion:

1.	require the Monitor to provide an oral or written presentation;

2.	request that the relevant Trust Participant provide an oral or written presentation;

3.	give preference to those Trust Participants most adversely affected by a potential or existing conflict;

4.	request that a Trust Participant provide supplementary information or materials that the Board may reasonably request to determine:

(a)	whether a current or potential material irreconcilable conflict exists; and/or

(b)	whether a proposed remedy adequately cures the conflict.

Based upon the information provided to the Board, the Board shall assess the adverse effect of the conflict and the proposed remedy, including the likelihood of a Trust Participant being asked by the Trust to withdraw from the Trust or a Fund.  Any such action must be approved by a majority of the Trustees, including a majority of the Independent Trustees.

H.	Recordkeeping

In order to document the consideration by the Board of all current or potential material conflicts of interest, the Trust shall:

1.	properly record in the minutes of the Board, or other appropriate records:

(a)	all reports received by the Board of Precipitating Events;

(b)
the Board’s consideration and possible determination of the existence of a material irreconcilable conflict; the notification by the Trust of the relevant Trust Participant(s) of a material irreconcilable conflict;

(c)	the determination by the Board as to whether any proposed action adequately remedies a material irreconcilable conflict; and

(d)	other related matters contemplated under the terms of these procedures or the relevant Participation Agreement; and

2.	make such minutes or other records available to the SEC upon the SEC’s request.

Exhibit C

Executive Officers of COUNTRY Fund Management, a Department of COUNTRY Trust Bank

Name and Address(1)	Principal Occupation
Alan K. Dodds	Vice President Finance and Treasurer, COUNTRY Trust Bank; Vice President, Finance and Treasurer, Illinois Agricultural Association and Affiliated Companies.
David A. Magers	Executive Vice President & Chief Financial Officer, COUNTRY Financial and Affiliated Companies
Barbara L. Mosson	Chief Compliance Officer
Robert W. Rush	Senior Vice President & Trust Officer, COUNTRY Trust Bank

(1)	The business address for each of the Executive Officers of COUNTRY Fund Management is in care of COUNTRY Fund Management, 1705 Towanda Avenue, Bloomington, IL 61701.

Exhibit D

Principal Shareholders of the Funds

Principal Holders of Securities.  As of the Record Date the following person(s) owned of record, or were known by the Funds to own beneficially, 5% or more of any class of the Funds’ shares.

ACCOUNT NAME	FUND AND CLASS (if applicable)	NUMBER OF SHARES	PERCENT OF SHARES BENEFICIALLY OWNED DIRECTLY OR INDIRECTLY ON NOVEMBER 17, 2009
Country VP FBL Financial 1705 Towanda Ave. Bloomington, IL 61702	COUNTRY VP Growth Fund	112,615.069	10.12%
Country Mutual Insurance Company 1705 Towanda Ave. Bloomington, IL 61702	COUNTRY VP Growth Fund	1,000,000.000	89.88%
Country Investors Life Assurance Company 1705 Towanda Ave. Bloomington, IL 61702	COUNTRY VP Bond Fund	419,203.232	21.84%
Country Mutual Insurance Company 1705 Towanda Ave. Bloomington, IL 61702	COUNTRY VP Bond Fund	1,500,000.000	78.16%
IAATCO 1705 Towanda Ave. Bloomington, IL 61702	COUNTRY Growth Fund (Class Y)	4,684,382.547	52.32%
IAATCO 1705 Towanda Ave. Bloomington, IL 61702	COUNTRY Growth Fund (Class Y)	1,389,416.131	15.52%
IAATCO 1705 Towanda Ave. Bloomington, IL 61702	COUNTRY Bond Fund (Class Y)	10,496,488.874	65.11%
IAATCO 1705 Towanda Ave. Bloomington, IL 61702	COUNTRY Bond Fund (Class Y)	4,744,368.544	29.43%

3 EASY WAYS TO VOTE YOUR PROXY

Vote by Intranet ● Read the Proxy Statement and have this proxy card at hand. ● Log on to www.proxyweb.com ● Follow the on-screen instructions.	Vote by Telephone ● Read the Proxy Statement and have this proxy card at hand. ● Call toll-free at 1-888-221-0697. ● Follow the recorded instructions.	Vote by Mail ● Read the Proxy Statement. ● Check the appropriate box on the reverse side of this proxy card. ● Sign, date and return this proxy card in the postage-paid envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL BACK THIS PROXY CARD.

PROXY CARD COUNTRY MUTUAL FUNDS TRUST CONSISTING OF COUNTRY GROWTH FUND • COUNTRY BOND FUND COUNTRY VP GROWTH FUND • COUNTRY VP BOND FUND

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS JANUARY 18, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF COUNTRY MUTUAL FUNDS TRUST.  The undersigned holder of shares of beneficial interest of the above mentioned
Fund  (the  “Fund”)  hereby  constitutes  and  appoints  James  M.  Jacobs,  or  in  his  absence,  Alan  K.  Dodds,  as  proxies  and  attorneys  of  the  undersigned,  with  full  power  of  substitution  to  each,  for and in the name of the undersigned, to vote and act upon all matters at the Special Meeting of Shareholders of the Fund to be held on Monday, January 18, 2010 at Earl Smith Hall, the Illinois
Agricultural Association  Building,  1701  Towanda Avenue,  Bloomington,  Illinois  61701  at  8:30  a.m.,  Central  time,  and  at  any  and  all  adjournments  thereof,  relating  to  all  shares  of  the  Fund  held by  the  undersigned  or  relating  to  all  shares  of  the  Fund  held  by  the  undersigned  which  the  undersigned  would  be  entitled  to  vote  or  act,  with  all  the  powers  the  undersigned  would  possess  if
personally  present.   All  proxies  previously  given  by  the  undersigned  relating  to  the  meeting  are  hereby  revoked.
Specify your desired action by check marks in the appropriate space.  This proxy will be voted as specified.  If no specification is made, the proxy will be voted in favor of each item.  The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters that properly come before  the  Special  Meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Dated

Signature(s)	(Sign in the Box)
Please sign exactly as your name or names appear on the left. Joint owners should each sign personally. When signing as attorney, executor, administrator, Trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by preside or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

COUNTRY FUNDS MM

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Proxy Statement is available at www.proxyweb.com

Please fill in boxes) as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES OF THE TRUST.

1. The election of the following eight (8) Trustees as Trustees for the COUNTRY Mutual Funds Trust:

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
(01) William G. Beeler	(04) William Olthoff	(07) Robert W. Weldon
(02) Charlot R. Cole	(05) Philip T. Nelson	(08) Darrel L. Oehler	0	0	0
(3) Roger D. Grace	(06) Carson H. Varner, Jr.

* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above.

2. In their discretion, the proxies are authorized to transact any other business that may properly come before the meeting or any adjournment.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
COUNTRY FUNDS MM